UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 25, 2005


                             Headwaters Incorporated
                             -----------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       1-32459                87-0547337
----------------------------         -------------        ----------------------
(State or other jurisdiction          (Commission           (I.R.S. Employer
     of incorporation)                File Number)        Identification Number)


       10653 South River Front Parkway, Suite 300
                     South Jordan, UT                     84095
        ----------------------------------------      -----------
        (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (801) 984-9400


                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
------------------------------------------------------

         On August 25, 2005, Headwaters entered into an employment agreement with Kirk A. Benson, Headwaters' Chairman of the Board and Chief Executive Officer. The agreement is attached as exhibit 10.60.


Item 9.01. Financial Statements and Exhibits.
---------------------------------------------

         (c) Exhibits.

                  Exhibit 10.60: Employment Agreement dated August 25, 2005 between Kirk A. Benson and Headwaters

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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 29, 2005                          HEADWATERS INCORPORATED
                                              (Registrant)


                                               By: /s/ Kirk A. Benson
                                                  -----------------------------
                                                  Kirk A. Benson
                                                  Chief Executive Officer
                                                  (Principal Executive Officer)

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